UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): December 23, 2005 (December 19, 2005)
REGENERON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

New York	000-19034	133444607
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification Number)
incorporation)

777 Old Saw Mill River Road, Tarrytown, New York	10591-6707
(Address of principal executive offices)	(Zip Code)
(914) 347-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
On December 19, 2005, the Compensation Committee of the Board of Directors of Regeneron Pharmaceuticals, Inc. (the “Company”) approved the following 2006 annual salaries and year-end 2005 cash bonus awards (paid in January 2006) to the specified named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) of the Company:

Name/Title	2006 Salary (% increase from 2005)		Cash Bonus
Leonard S. Schleifer, M.D., Ph.D.	$685,000	(2.9%)	$340,000
President & Chief Executive Officer

George D. Yancopoulos, M.D., Ph.D.	$544,300	(4.5%)	$280,000
Executive Vice President, Chief
Scientific Officer and President,
Regeneron Research Laboratories

Murray A. Goldberg	$374,300	(5.0%)	$179,700
Senior Vice President, Finance
& Administration, Chief Financial
Officer, Treasurer, and Assistant Secretary

Neil Stahl, Ph.D.	$348,400	(4.5%)	$139,400
Senior Vice President, Preclinical
Development and Biomolecular Science

Randall G. Rupp, Ph.D.	$339,100	(4.5%)	$125,500
Senior Vice President, Manufacturing
Operations
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENERON PHARMACEUTICALS, INC.
Dated: December 23, 2005	By:	/s/ Stuart Kolinski
Stuart Kolinski
Vice President and General Counsel

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